Vanguard Variable Insurance Funds Short-Term Investment-Grade Portfolio

Supplement Dated May 29, 2020, to the Prospectus and Summary Prospectus Dated April 28, 2020

The Board of Trustees of Vanguard Variable Insurance Funds has approved the removal of Vanguard Short-Term Investment-Grade Portfolio's (the "Portfolio") limitation on investing no more than 30% of its assets in medium-quality fixed income securities. Medium-quality fixed income securities are considered investment-grade securities, and are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's Investors Service, Inc. or another independent rating agency; or, if unrated, are determined to be of comparable quality by the

Portfolio's advisor.

Effective immediately, all references to the Portfolio's limitation on investing no more than 30% of its assets in medium-quality fixed income securities are deleted. The Portfolio's expense ratio, investment objective, and advisor remain unchanged.

Prospectus and Summary Prospectus Text Changes

The following replaces similar language under the heading "Principal Investment Strategies" in the Portfolio Summary section:

The Portfolio invests in a variety of high-quality and medium-quality fixed income securities. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in short- and intermediate-term investment-grade securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc. (Moody's) or another independent rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. Medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's or another independent rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

The following replaces similar language under the heading "Principal Risks" in the Portfolio Summary section:

•Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Portfolio invests a limited portion of its assets in low-quality bonds, credit risk should be low to moderate for the Portfolio because it invests primarily in bonds that are considered high-quality or medium-quality.

Prospectus Text Changes

The following replaces similar language under the heading "Market Exposure" in the More on the Portfolio section:

Credit risk should be low to moderate for the Portfolio because it invests mainly in fixed-income securities with high or medium credit quality ratings.

The following replaces similar language under the heading "Security Selection" in the More on the Portfolio section:

The Short-Term Investment-Grade Portfolio invests in a variety of high-quality and medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

The Portfolio may invest no more than 5% of its assets in non-investment-grade fixed income securities, preferred stocks, and convertible securities. Non-investment-grade fixed income securities are those rated the equivalent of Moody's Ba1 or below or, if unrated, are determined to be of comparable quality by the advisor.

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